EXHIBIT 10.25

                            SIMON JOHNSON - FIFE, LLC


                         OFFICE/WAREHOUSE BUILDING LEASE

                             1222 - 46TH AVENUE EAST
                                FIFE, WASHINGTON

                       ABLEAUCTIONS.COM (WASHINGTON), INC.



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                                TABLE OF CONTENTS
                                -----------------
1.     PARTIES.                                                   1
       -------
2.     PREMISES.                                                  1
       --------
3.     TERM.                                                      1
       ----
4.     POSSESSION.                                                1
       ----------

5.     RENT.                                                      2
       ----
         5.a.     Monthly Payments:                               2
                  ----------------
         5.b.     Late Charges:                                   2
                  ------------
         5.c.     Prorate of Rent:                                3
                  ---------------

6.     SECURITY  DEPOSIT.                                         3

7.     TAXES  AND  SIMILAR  CHARGES3
       ----------------------------
8.     USE                                                        4
       ---
9.     COMPLIANCE  WITH  LAW.                                     5
       ---------------------
10.     ALTERATIONS  AND  ADDITIONS.                              5
        ---------------------------
11.     MAINTENANCE  OF  PREMISES.                                6
        -------------------------
12.     LIENS.                                                    7
        -----
13.     ASSIGNMENT  AND  SUBLETTING.                              8
        ---------------------------
14.     HOLD  HARMLESS.                                           8
        --------------
15.     SUBROGATION.                                              9
        -----------
16.     INSURANCE.                                                9
        ---------
17.     MAINTENANCE,  SERVICES  AND  UTILITIES.                  10
        --------------------------------------
              17.a.     Maintenance                               9
                        -----------
              17.b.     Additional Utilities and Services:       10
                        ---------------------------------
              17.c.     Monitoring:                              10
                        ----------
              17.d.     Interruptions and Changes:               10
                        -------------------------

18.     PROPERTY  TAXES.                                         11
        ---------------
19.     RULES  AND  REGULATIONS.                                 11
        -----------------------
20.     HOLDING  OVER.                                           11
        -------------
21.     ENTRY  BY  LANDLORD.                                     11
        -------------------
22.     RECONSTRUCTION.                                          12
        --------------
23.     HAZARDOUS  MATERIALS                                     13
        --------------------
           23.a.     Hazardous Materials Generally Prohibited:   13
                     ----------------------------------------
           23.b.     Notifications and Records:                  13
                     -------------------------
           23.c.     Clean Up Responsibility:                    14
                     -----------------------
           23.d.     Hazardous Material Defined:                 14
                     --------------------------
           23.e.     Fees, Taxes, Fines and Remedies:            14
                     -------------------------------
24.     DISABILITIES  ACT.                                       14
        -----------------
25.     DEFAULT.                                                 15
        -------
26.     REMEDIES  IN  DEFAULT.                                   16
        ---------------------
27.     EMINENT  DOMAIN.                                         16
        ---------------
28.     OFFSET  (ESTOPPEL)  STATEMENT.                           17
        -----------------------------
29.     AUTHORITY  OF  PARTIES.                                  17
        ----------------------
           29.a.     Corporate Authority:                        17
                     -------------------
           29.b.     Partnerships:                               17
                     ------------
30.     GENERAL  PROVISIONS.                                     17
        -------------------
31.     TENANT  IMPROVEMENTS.                                    19
        --------------------
32.     CARPET  CLEANING.                                        19
        ----------------

33.     NOTICES.                                                 19
        -------
34.     OPTION  TO  PURCHASE                                     20
        --------------------
35.     OPTION  TO  ASSUME  LEASE,  AND  PERSONAL  GUARANTEE.    20
        ----------------------------------------------------
36.     TRAINED  SECURITY  DOGS                                  20
        -----------------------

LANDLORD SIGNATURE & NOTARY                                      21
TENANT SIGNATURE, GUARANTEE & NOTARY                             22
EXHIBIT A                                                        24
EXHIBIT B                                                        25
EXHIBIT C                                                        26
EXHIBIT D                                                        28

                            SIMON JOHNSON - FIFE, LLC
                         OFFICE/WAREHOUSE BUILDING LEASE
1.     PARTIES.
       -------

This Lease, dated, (for reference purposes only) May 1, 2002, is made by and between SIMON JOHNSON - FIFE, LLC, a Washington limited liability company,
(herein  called  "Landlord")  and  ABLEAUCTIONS.COM  (WASHINGTON),  INC. (herein
                                   -------------------------------------
called  "Tenant").

2.     PREMISES.
       --------
Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord approximately 41,742 square feet of certain office, warehouse space and attached approximately 4 acres of fenced parking/yard areas situated at 1222 - 46th Avenue E., Fife, Washington, ( "Premises") indicated on Exhibit A attached hereto and made a part hereof. Legal Description is shown on Exhibit A. Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration to this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

3.     TERM.
       ----
     3.A.     The  term of this Lease shall be for FIVE (5) YEARS, commencing on
                                                   --------------
the  1ST  DAY  OF  JUNE,  2002, and ending on the 31ST DAY OF MAY, 2007.  Tenant
     -------------------------                    ---------------------
shall have the right to extend the term of this Lease for an additional five years, with rent for such years payable in accordance with the schedule in paragraph 5a. of this Lease. Tenant's right to extend the Lease as provided herein is conditioned on Tenant giving notice to Landlord of its exercise of such right at least nine (9) months prior to the end of the initial term of this Lease, and Tenant not being in default at the time such notice is given or at any time through the end of the initial term of this Lease.

     3.B. Subject to the parties' mutual agreement, in their sole and absolute discretion, regarding the amount of rent to be paid during the additional renewal terms to that stated above, there shall be two (2) additional options to renew this lease for five (5) years each. Options shall be exercised by notifying Landlord in writing nine (9) months prior to end of current term. Landlord and Tenant agree to negotiate the rental rate for the renewal term within the nine (9) months preceding the end of the current term. If Landlord and Tenant, each in their sole and absolute discretion, cannot agree upon a rental rate for the renewal term, then the option shall terminate.

4.     POSSESSION.
       ----------
Tenant is already in possession of the Premises, and shall continue in possession of the Premises pursuant to this Lease upon the commencement of the Term hereof. From and after the execution of this Lease, Tenant shall pay $10,750.00 per month in rent, and Tenant's occupation of the Premises shall be subject to all the same provisions of this Lease; provided, however, that the Term of this Lease shall not commence until June 1, 2002.

5.     RENT.
       ----

5.A.     MONTHLY  PAYMENTS:

     Tenant agrees to pay, and Landlord agrees to accept, rental for the Premises as provided below. All rent shall be due and paid monthly in advance and without prior notice or demand on or before the fifth day of each month at Landlord's office in Tacoma, Washington. Tenant waives and disclaims any present or future right to have applied as payment of rent, as set-off, or as counterclaim in any action for rent owing, any obligation of Landlord to Tenant, and the rent shall be paid without abatement or offset for any cause whatsoever.

Year   1  -  Months     1  -  12   Rent  will  be  $15,600.00  per  month
Year   2  -  Months   13  -  24   Rent  will  be  $16,600.00  per  month
Year   3  -  Months   25  -  36   Rent  will  be  $17,600.00  per  month
Year   4  -  Months   37  -  48   Rent  will  be  $17,600.00  per  month
Year   5  -  Months   49  -  60   Rent  will  be  $17,600.00  per  month
Year   6  -  Months   61  -  72   Rent  will  be  $18,128.00  per  month
Year   7  -  Months   73  -  84   Rent  will  be  $18,672.00  per  month
Year   8  -  Months   85  -  96   Rent  will  be  $19,232.00  per  month
Year   9  -  Months   97  -  108  Rent  will  be  $19,809.00  per  month
Year  10  -  Months  109  -  120  Rent  will  be  $20,403.00  per  month

Provided, that if (i) Randal Ehli pays $30,000.00 to Landlord pursuant to the Option Agreement referred to in Section 34.a. of this Lease and attached as Exhibit D to this Lease, and (ii) neither Optionee exercises their option to purchase the Premises, and (iii) AbleAuctions.com or Randal Ehli (or an entity designated by him and in which he holds an equity interest) completes the original five (5) year term of this Lease, then the Tenant at the end of the original five (5) year term shall receive a credit against the monthly rent due in the amount of Ten Thousand U.S. Dollars ($10,000.00 USD) per month in each of the last three (3) months of such term (i.e., months 58, 59, and 60).

5.B.     LATE  CHARGES:

     Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or a sum due from Tenant shall not have been received by Landlord or Landlord's designee on or before the fifth day of any month of the term, then Tenant shall pay to Landlord a late charge equal to ten (10%) percent of such overdue amount but such late charge shall not be less than $50.00. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default, as defined in Article 25 below, with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     If late payment charges are assessed in more than two consecutive months during the term of this Lease, or if any rental payment is dishonored by any bank or financial institution for any reason, Landlord may require all future rental payments to be made by cashier's check, wire transfer, or money order.

5.C.     PRORATE  OF  RENT:

     Rent, including Additional Rent outlined in Article 7 below, for any period during the term of this Lease which is for less than one (1) month shall be a prorated portion of the monthly installment, based upon a thirty (30) day month.

6.     SECURITY  DEPOSIT.
       -----------------
Tenant  has  deposited  with  Landlord  the  sum  of Fifteen Thousand and No/100
                                                     ---------------------------
Dollars ($15,000.00). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to, the provisions relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any Rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant at the expiration of the Lease Term. In the event of termination of Landlord's interest in the Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

7.     TAXES  AND  SIMILAR  CHARGES/TAX  PAYMENTS.
       -------------------------------------------

7.a. In addition to the Base Rent, Tenant agrees to pay as Additional Rent any and all real property taxes, regular and special assessments, license fees, public service impact fees and other charges of any kind and nature whatsoever, payable by Landlord as a result of any public or quasi-public authority, private party, or owner's association levy, assessment or imposition against, or arising out of Landlord's ownership of or interest in, the real estate described in Exhibit A(hereinafter collectively referred to as the "Charges"). During each month of the Lease Term, Tenant shall make a monthly payment to Landlord (the "Tax Payment") equal to 1/12 of the Charges which will be due and payable for that particular calendar year. Any lump sum public service impact fees paid by Landlord shall be amortized over ten (10) years at interest not to exceed twelve percent (12%) per annum, and equal installments of such fee, together with interest accrued thereon, shall be payable monthly as a portion of the Charges. Tenant authorizes Landlord to use the funds paid by Tenant with Landlord under this Paragraph 7 to pay Charges. Each Tax Payment shall be due and payable, as additional rent at the same time and in the same manner as the payment of monthly rental as provided herein. The amount of the Initial Monthly Tax Payment will be specified by notice to Tenant on or before June 1, 2002. The Initial Tax Payment is based upon the estimated Charges for the year 2002 and the monthly Tax Payment is subject to increase or decrease as determined by the Landlord to reflect an accurate payment of Tenant's estimated Charges. The Tax Payment account of Tenant shall be reconciled annually. If the Tenant's total Tax Payments are less than Tenant's actual charges, Tenant shall pay to Landlord upon demand the difference; if Tenant's total Tax Payments are more than Tenant's actual Charges, Landlord shall retain such excess and credit it to Tenant's Tax Payment account for the successive year's Charges.

7.b. If Tenant should fail to pay any Tax Payments required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such Tax Payments or taxes, assessments, license fees and other Charges. Any sums so paid by Landlord shall be deemed to be additional rental owing by Tenant to Landlord and due and payable upon demand as additional rental plus interest at the lower of (1) the maximum rate allowed by law or (2) rate of eighteen percent (18%) per annum, from the date of payment by Landlord until repaid by Tenant.

7.c. If at any time during the Lease Term, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments, fees or charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents or the present or any future building or buildings, then all such taxes, assessments, fees or charges, or the part thereof so measured or based shall be deemed to be included within the term "Charges" for the purposes hereof.

7.d. Tenant shall have the right to contest taxes at Tenant's cost and expense and if Tenant's protest or contest requires the payment of taxes be withheld Tenant may request that Landlord delay such payment. However, the monthly tax amount continues to be paid to Landlord during this dispute. Landlord will do so if the Landlord's Lender allows such contest, and withhold payment only if Tenant provides Cash Deposits, Bonds, or other Security or Collateral acceptable to Landlord and Lender to secure the payment of such tax should the contest or protest be denied.

7.e.     Tenant  further  agrees  to  pay to Landlord upon demand all consultant costs, attorneys' fees and other costs and expenses incurred by Landlord relating to Tenant's dispute or contest of any Charges.

7.f.     Any payment to be made pursuant to this Paragraph 7 with respect to the calendar year in which this Lease commences or terminates shall be prorated on the basis of a 360-day year with twelve 30-day months.

7.g. Tenant shall, in addition, be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

Notwithstanding anything contained in this Article, the rental payable by Tenant for any month shall in no event be less than the Rent specified in Article 5 above as increased by any increases for Additional Rent due hereunder.

8.     USE.
       ---
Tenant  shall  use the Premises for warehouse/office/auction/retail purposes and
                                    -------------------------------
shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld delayed.

Tenant shall not do or permit anything to be done in or about the Premises, nor bring or keep anything therein which will in any way increase the Building utilities expense or the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said building or any part thereof or any of its contents. Tenant shall not use or permit the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Landlord has sole discretion in determining and defining what violates the purported use for the Premises; Landlord's discretion includes, but is not limited to, defining what uses are improper, immoral, unlawful, and objectionable, as well as those uses that create nuisances or those that are wasteful.

Any  violation  of  the purported and approved use of the Premises as defined by
Article 8 shall constitute default under this Lease at Landlord's sole discretion.

9.     COMPLIANCE  WITH  LAW.
       ---------------------
Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances or governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts.

Without limiting the generality of the foregoing, Tenant specifically acknowledges that the undertaking herein shall apply to all laws dealing with the transportation, use, storage, maintenance, generation, manufacturing, handling, disposal, release, discharge, spill or leak of any Hazardous Material as described in Article 23, and the Disabilities Acts as described in Article 24 (whether or not any of such matters shall have been theretofore approved by Landlord).

Tenant's failure to comply with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated shall constitute default under this Lease.

10.     ALTERATIONS  AND  ADDITIONS.
        ---------------------------
Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained, in Landlord's sole and absolute discretion. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by

Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 ) times all estimated costs of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work. Any alterations, additions or improvements to or of said Premises, including but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall, in Landlord's sole and absolute discretion, on the expiration of the Term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises, or shall be removed by Tenant. Upon the expiration or sooner termination of the Term hereof, Tenant shall repair any damage to the Premises caused by Tenant or Tenant's agents or caused by any removal of Tenant's furniture and trade fixtures, or improvements.

11.     MAINTENANCE  OF  PREMISES.
        --------------------------

     11.A. Tenant shall , at its own cost and expense, keep and maintain all parts of the Premises in good condition, promptly making all necessary repairs and replacements, including but not limited to windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floor and floor covering, heating and air conditioning systems, dock boards, truck doors, dock bumpers, dock storm drains, sump pumps, black top, bioswale pond, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, keeping the parking areas, driveways, landscaping, alleys and the whole of the Premises in a clean and sanitary condition. Tenant shall not be obligated to repair any damage caused by tornado, or other casualty covered by the insurance to be maintained by Tenant pursuant to Subparagraph 19 below, and Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

     11.B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any exterior wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents, invitees, visitors or contractors.

     11.C. If Tenant is identified as being responsible for obstruction or stoppage of a common sanitary sewage line or similar utility service, then Tenant shall pay all costs attributable thereto, upon demand, as additional rent.

     11.D. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved in writing by Landlord for servicing all heating and air conditioning systems and other equipment within the Premises. Service contracts to be given to Landlord for proof of the maintenance.

     11.E. Tenant is responsible for carpet cleaning. Carpet cleaning must be completed at least once a year with verification provided to Landlord.

     11.F. Notwithstanding the provisions of Article 11.a. above, and subject to the provisions of Article 32 and Exhibit B, Landlord shall repair and maintain the structural portions of the roof, exterior walls, demising walls and foundations. Tenant shall repair and pay for any damage to such items caused by any act, omission or negligence of Tenant, or Tenant's employees, agents, invitees, visitors or contractors, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, door, garage doors, roll up doors, special store fronts or office entries. Tenant shall immediately give Landlord written notice of need for structural repairs, after which Landlord shall have a reasonable opportunity and time to repair or replace same. If such replacements are required immediately for any reason, the Landlord will use its best efforts to complete such replacements as quickly as possible. Except as provided in Paragraph 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

12.     LIENS.
        -----
During the term of this Lease there shall be no mechanics' liens upon the Landlord's interest in the Premises and in the improvements located thereon, or against the furnishings, fixtures, or equipment thereof, arising through the act of Tenant or any person claiming under, by or through Tenant; and no person who furnishes work, labor, services, or materials to the Premises, or to the furniture, furnishings, fixtures, and equipment thereof, and claiming directly or indirectly through or under Tenant, or through or under any act or omission of Tenant, shall ever become entitled to a lien which is superior in rank and dignity to that of this Lease reserved unto Landlord upon the lands hereby demised or upon any improvements now or hereafter situate thereon, or upon any insurance policies or insurance money aforesaid, or on account of any labor or materials furnished for any such improvements, or for or on account of any other material or thing whatsoever, and nothing in this Lease shall be construed in such a way as to contradict this provision in this Lease. All persons furnishing any such labor or material to Tenant, or to the Premises, at Tenant's order, or at the order of any person dealing directly or indirectly with Tenant, as well as all other persons whomsoever, shall be bound by these provisions and by notice thereof from and after the date of this Lease, and all materialmen, contractors, mechanics, and laborers are hereby charged with notice that they must look only to Tenant and Tenant's interest in all buildings and improvements thereon situate, to secure the payment of any and all bills for work done, or materials furnished or performed during the term hereby granted.

Tenant shall have no authority to create, and shall not create or place or permit any other person to create or place, any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any improvement, alteration, construction, or repairs, and each such claim shall affect, and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this Lease. All persons contracting with Tenant, or directly or indirectly, or with any person who in turn is contracting with Tenant, for any work on the Premises, including but not limited to the erection, construction, installation, alteration, or repair of any building, buildings or other improvements, or for the destruction or removal of any building or buildings upon the Premises, or furnishings and fixtures located thereon, and all materialmen, contractors, mechanics, laborers, and other persons, are hereby charged with notice that as and from the date of this Lease they must look only to Tenant and the Tenant's interest in and to the Premises to secure the payment of any bill for work done or materials furnished or performed during the term hereby granted. Tenant covenants and agrees that it will timely pay or cause to be paid all sums due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be asserted against Tenant's interest in the Premises or the improvements located thereon, and that Tenant will indemnify and save and hold Landlord harmless from and against any and all claims or liens against the leasehold estate or against the right, title, and interest of Landlord in the Premises or under the terms of this Lease. Tenant's obligations under this Section shall survive the expiration or other termination of this Lease.

Tenant's failure to comply with the requirements outlined in Article 12 shall constitute default under this Lease.

13.     ASSIGNMENT  AND  SUBLETTING.
        ---------------------------
Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which shall not be unreasonably withheld. It shall not be unreasonable for Landlord to withhold or condition its consent based on reasonable considerations of protection of the character and integrity of the Premise, the buildings located thereon, and the neighborhood, or upon reasonable business considerations. Consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. Consent to any such assignment or subletting shall in no way relieve Tenant of its continuing primary liability under this Lease.

14.     HOLD  HARMLESS.
        --------------

Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding be brought against Landlord by reason of any such claim. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises or any common areas from any cause other than the Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building or for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditments, loss of business by Tenant, nor shall Landlord be liable for any latent defects in the Premises or in the Building.

Without limiting the generality of the foregoing, Tenant specifically acknowledges that the undertaking herein shall apply to claims in connection with or arising out of the transportation, use, storage, maintenance, generation, manufacturing, handling, disposal, release, discharge, spill or leak of any Hazardous Material as described in Article 23, and violations of Tenant's responsibilities respecting the Disabilities Acts as described in Article 24 (whether or not any of such matters shall have been theretofore approved by Landlord).

15.     SUBROGATION.
        -----------
As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective right of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

16.     INSURANCE.
        ---------
     16.A.     Liability.  Tenant shall, at Tenant's expense, obtain and keep in
               ----------
force during the term of this Lease a policy of comprehensive public liability insurance, naming Landlord as an additional insured, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit for such insurance shall be a minimum of Two Million Dollars ($2,000,000.00). The limitations of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached hereto. If Tenant shall fail to procure and maintain such insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+ or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Landlord with evidence of payment. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord.

     16.B.     Casualty.  Tenant  shall  obtain  and  pay  for fire and extended
               ---------
coverage insurance, including earthquake coverage, for the Premises covering all risks, with no co-insurance, and insuring the full replacement costs of the Building. Such insurance shall have a rent loss coverage for twelve months and meet all other requirements of Landlord's Lender. The procedures with regard to insurance including notice and other provisions shall be the same as to the above requirements for liability insurance. Landlord shall be the insured, and Tenant and Lender shall be additional insureds.

17.     MAINTENANCE,SERVICES  AND  UTILITIES.
        ------------------------------------
     17.A. Tenant agrees to pay all cost of operation and maintenance of the Premises. Premises maintenance which shall be paid by Tenant shall include, but not be limited to, costs incurred for lighting, water, sewage, trash removal, exterior painting, exterior window cleaning, accounting, policing, sweeping, services negotiation, sewer lines, plumbing, landscape maintenance, plant material replacement and for administration of the items set forth in this paragraph. Tenant shall maintain the Premises in good condition and repair, landscape maintenance to be maintained at no less than present level.

17.B.     ADDITIONAL  UTILITIES  AND  SERVICES:

     Landlord and Tenant agree and acknowledge that Tenant accepts the existing HVAC system and distribution in an "as is" condition, subject to Landlord's obligation to perform a complete maintenance thereof pursuant to Exhibit B hereto. Landlord shall not be responsible for inadequate air-conditioning or ventilation whenever the use or occupancy of the Premises exceeds the normal capacity or design loads of, affects the temperature or humidity otherwise maintained by, or otherwise adversely affects the operation of, the systems and equipment for the Building, whether due to items of equipment or machinery generating heat, above normal concentrations of personnel or equipment, alterations to the Premises made by or through Tenant without balancing the air or installing supplemental HVAC equipment. In any such case, Landlord may elect to balance the air, install, operate, maintain and replace such supplemental HVAC equipment during the Term, at Tenant's expense, as an extra utility or service. Tenant shall pay for any extra utilities or services, such standard charges as Landlord shall from time to time establish, Landlord's out-of-pocket costs for architects, engineers, consultants and other parties relating to such extra utilities or services. All payments for such extra utilities or services shall be due at the same time as the installment of Rent with which the same are billed, or if billed separately, shall be due within ten (10) days after such billing. Notwithstanding the foregoing to the contrary, in lieu of charging separately for additional utilities and services, Landlord may reasonably elect from time to time to expand or modify the amounts of services and utilities available without separate charge, in which case the costs thereof shall be included as Operating Costs in computing Additional Rent, if applicable.

17.C.     MONITORING:

     Unless additional equipment is added to the Premises to provide extra utilities or services, Landlord will not install any additional meters or submeters for monitoring or estimating any services or utilities used by Tenant. If any new equipment is added to the Premises, Landlord may install metering devices to determine Tenant's additional usage of services or utilities. If such system indicates such excess services or utilities, Tenant shall pay Landlord's charges and fees as described in Paragraph 17.c., above, for installing and operating such system and any supplementary air-conditioning, ventilation, heat, electrical or other systems or equipment (or adjustments or modifications to the existing systems and equipment) which Landlord may make, and Landlord's charges for such amount of excess services or utilities used by Tenant.

17.D.     INTERRUPTIONS  AND  CHANGES:

     Landlord shall have no liability for interruptions, variations, shortages, failures, changes in quality, quantity, character or availability of any utilities or services caused by repairs, maintenance, replacements, alterations, labor controversies, accidents, inability to obtain services, utilities or supplies, governmental or utility company acts or omissions, requirements, guidelines or requests, or other causes beyond Landlord's reasonable control (or under any circumstances with respect to utilities or services not required to be provided by Landlord hereunder). Under no circumstances whatsoever shall any of the foregoing be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, serve to abate Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damages in connection with the foregoing events. Nevertheless, in any such events after receiving notice, Landlord shall use reasonable efforts to restore such utilities or services required to be provided hereunder to reasonable levels.

18.     PROPERTY  TAXES.
        ---------------
Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19.     RULES  AND  REGULATIONS.
        -----------------------
Tenant shall faithfully observe and comply with the rules and regulation that Landlord shall from time to time promulgate. The initial rules and regulations are attached hereto as Exhibit C, and any violation of said rules and regulations shall be considered default under this Lease. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant's premises during regular hours of business day. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenant or occupant.

20.     HOLDING  OVER.
        -------------
If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental including Additional Rent, if any, plus twenty-five percent (25%), or at any increased rent for which proper notice has been given Tenant, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

21.     ENTRY  BY  LANDLORD.
        -------------------
Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for failure to exercise reasonable care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22.     RECONSTRUCTION.
        --------------
In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made. Such proportionate reduction to be based on the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair same, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as provided for in the preceding Paragraph; or (2) give notice no less than thirty (30) days and no more than sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) days and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination.

Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

Landlord shall not be required to repair any injury of damage of fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

The Tenant shall not be entitled to any other compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23.     HAZARDOUS  MATERIALS.
        --------------------
23.A.     HAZARDOUS  MATERIALS  GENERALLY  PROHIBITED:
Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release, discharge, spill or leak any "Hazardous Material" (as defined below), or permit Tenant's employees, agents, contractors, or other occupants of the Premises to engage in such activities on or about the Property. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within, the Premises of substances customarily and lawfully used in the business which Tenant is permitted to conduct in the Premises under this Lease, but only as an incidental and minor part of such business, and provided: (i) such substances shall be properly labeled, contained, used and stored only in small quantities reasonably necessary for such permitted use of the Premises and the ordinary course of Tenant's business therein, strictly in accordance with applicable Laws, highest prevailing standards, and the manufacturers' instructions therefor, and as Landlord shall reasonably require, (ii) Tenant shall maintain current Material Safety Data Sheets ("MSDS's") therefore, (iii) such substances shall not be disposed of, released, discharged or permitted to spill or leak in on or about the Premises or the Property (and under no circumstances shall any Hazardous Material be disposed of within the drains or plumbing facilities in or serving the Premises or Property or in any other public or private drain or sewer, regardless of quantity or concentration), (iv) if any applicable Law or trash removal contractor requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements as Tenant's expense for such disposal site, (v) any remaining such substances shall be completely, properly and lawfully removed from the Property upon expiration or earlier termination of this Lease, and (vi) for purposes of removal and disposal of any such substances, Tenant shall be named as the owner, operator and generator, shall obtain a waste generator identification number, and shall execute all permit applications, manifests, waste characterization documents and any other required forms.

23.B.     NOTIFICATIONS  AND  RECORDS:

     Tenant shall immediately notify Landlord of: (i) any inspection, enforcement, cleanup or other regulatory action taken or threatened by any regulatory authority with respect to any Hazardous Material on or from the Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party relating to any loss or injury claimed to have resulted from any Hazardous Material on or from the Premises, (iii) any release, discharge, spill, leak, disposal or transportation of any Hazardous Material on or from the Premises in violation of this Article, and any damage, loss or injury to persons, property or business resulting or claimed to have resulted therefrom, and (iv) any matters where Tenant is required by Law to give a notice to any regulatory authority respecting any Hazardous Materials on or from the Premises. Landlord shall have the right (but not the obligation) to notify regulatory authorities concerning actual and claimed violations of this Article. Tenant shall immediately upon written request from time to time provide Landlord with copies of all MSDS's, permits, approvals, memos, reports, correspondence, complaints, demands, claims, subpoenas, requests, remediation and cleanup plans, and all papers of any kind filed with or by any regulatory authority and any other books, records or items pertaining to Hazardous Materials that are subject to this provisions of this Article (collectively referred to herein as "Tenant's Hazardous Materials Records").

23.C.     CLEAN  UP  RESPONSIBILITY:

     If any Hazardous Material is released, discharged or disposed of, or permitted to spill or leak, in violation of the foregoing provisions, Tenant shall immediately and properly clean up and remove the Hazardous Materials from the Premises, Building and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord) in compliance with applicable Laws and then prevailing industry practices and standards, and shall restore all affected areas and the improvements located to their prior condition free from any Hazardous Material, all at Tenant's expense (without limiting Landlord's other remedies therefor). Tenant shall provide documentation evidencing that all such clean up and removal work, or other action required hereunder, has been properly and lawfully completed (including a certificate addressed to Landlord from a environmental consultant reasonably acceptable to Landlord, in such detail and form as Landlord may reasonably require). If any Hazardous Material is released, discharged, disposed of, or permitted to spill or leak on or about the Property and is not caused by Tenant or other occupants of the Premises, or their agents, employees, transferees, contractors, licensees, or invitees, such release, discharge, disposal, spill or leak shall be deemed destruction under Article 22 to the extent that the Premises and Tenant's use thereof is affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such destruction provided under this Lease.

23.D.     HAZARDOUS  MATERIAL  DEFINED:

     The term "Hazardous Material" for purposes hereof shall include, but not be limited to: (i) any flammable, explosive, toxic, radioactive, biological, corrosive or otherwise hazardous chemical, substance, liquid, gas, device, form of energy, material or waste or component thereof, (ii) petroleum-based products, diesel fuel, paints, solvents, lead, radioactive materials, cyanide, biohazards, medical and infectious waste and "sharps", printing inks, acids, DDT, pesticides, ammonia compounds, and any other items which now or subsequently are found to have an adverse effect on the environment or the health and safety of persons or animals, or the presence of which require investigation or remediation under any Law or governmental policy, and (iii) any item defined as a "hazardous substance", "hazardous material", "hazardous waste", "regulated substance" or "toxic substance" under any federal, state, or local Laws, and all regulations, guidelines directives and other requirements thereunder, all as may be amended or supplemented from time to time.

23.E.     FEES,  TAXES,  FINES  AND  REMEDIES:

     Tenant shall pay, prior to delinquency, any and all fees, taxes (including excise taxes), penalties and fines arising from or based on Tenant's activities involving Hazardous Material on or about the Premises or Building, and shall not allow such obligations to become a lien or charge against the Building or Landlord. If Tenant violates any provision of this Article with respect to any Hazardous Materials. Landlord may: (i) require that Tenant immediately remove all Hazardous Materials from the Premises and discontinue using, storing and handling Hazardous Materials in the Premises, and/or (ii) pursue such other remedies as may be available to Landlord under this Lease or applicable Law.

24.     DISABILITIES  ACT.
        -----------------
The  parties  acknowledge  that  the Americans With Disabilities Act of 1990 (42
U.S.C.   12101  et  seq.)  and regulations and guidelines promulgated thereunder

("ADA"), and any similarly motivated state and local Laws ("Local Barriers Acts"), as the same may be amended and supplemented from time to time
(collectively referred to herein as the "Disabilities Acts") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises and Building depending on, among other things: (i) whether Tenant's business is deemed a "public accommodation" or "Commercial facility", (ii) whether such requirements are "readily achievable", and (iii) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that: (a) Tenant shall perform any and all required ADA Title III and related Local Barriers Acts compliance in the Premises, (b) Tenant shall perform, and Tenant shall be responsible for the cost of, ADA Title III and related Local Barriers Acts "path of travel" and other requirements triggered by any public accommodation or other use of, or alterations in, the Premises, and
(c) Landlord shall have no liability with respect to the above. In addition, Tenant shall be solely responsible for ADA Title I and related Local Barriers Acts requirements relating to Tenant's employees, and Landlord shall have no liability with respect thereto.

25.     DEFAULT.
        -------

The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant and shall give rise to Landlord's remedies  set  forth  in  Article  26  below:
25.A.     The  vacating  or  abandonment  of  the  Premises  by  Tenant.
25.B. The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.
25.C. The failure by Tenant to observe or perform any term or condition of this Lease, including the rules and regulations set forth in Exhibit C other than the payment of rent (or other matters expressly described herein), unless such failure is cured within any period of time following notice expressly provided with respect thereto in other Articles hereof, or otherwise within a reasonable time, but in no event more than fifteen (15) days following notice (provided, if the nature of Tenant's failure is such that more time is reasonably required in order to cure, Tenant shall not be in default if Tenant commences to cure promptly within such period, diligently seeks and keeps Landlord reasonably advised as of efforts to cure such failure to completion, and completes such cure within thirty (30) days following Landlord's notice). 25.D. The failure to cure immediately upon notice of any condition which is hazardous, interferes with another Tenant or the operation or leasing of the Building, or may cause the imposition of a fine, penalty or other remedy on Landlord or its agents or affiliates.
25.E. The (a) making by Tenant or any guarantor of this Lease ("Guarantor") of any general assignment for the benefit of creditors, (b) filing by or for reorganization or arrangement under any Law relating to bankruptcy or insolvency (unless, in the case of a petition filed against Tenant or such Guarantor, the same is dismissed within thirty (30) days), (c) appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days, (d) attachment, execution or other judicial seizure of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease, (e) convening of a meeting by Tenant or any Guarantor of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, and the (f) insolvency or failure, or admission of an inability, to pay debts as they mature by Tenant or any Guarantor.

If Tenant violates the same term or condition of this Lease on two (2) occasions during any twelve (12) month period, Landlord shall have the right to exercise all remedies for any violations of the same term or condition during the next twelve (12) months without providing further notice or an opportunity to cure. The notice and cure periods provided herein are in lieu of, and not in addition to, any notice and cure periods provided by Law; provided, Landlord may elect to comply with such notice and cure periods provided by Law in lieu of the notice and cure periods provided herein.

26.     REMEDIES  IN  DEFAULT.
        ---------------------

In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

     26.A. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises, expenses of re-letting, including necessary renovation and alteration of the Premises, reasonable attorney's fees and costs, real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; and that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of twelve percent (12%) per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from the Tenant the amount specified in this paragraph, or (b) proceeding under the provision of the following Paragraph 26.b.

26.B. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.

26.C.     Pursue  any  other remedy now or hereafter available to Landlord under the  Laws  or  judicial  decision  of  the  State  of  Washington.

27.     EMINENT  DOMAIN.
        ---------------

If more than twenty-five percent (25%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If more than twenty-five percent (25%) of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided. If less than 25% of the Premises is so taken, then Landlord shall be entitled to the entire award as above provided, and the rental thereafter to be paid shall be equitably reduced.

28.     OFFSET  (ESTOPPEL)  STATEMENT.
        -----------------------------
Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser.

29.     AUTHORITY  OF  PARTIES.
        ----------------------

29.A.     CORPORATE  AUTHORITY:

     If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that that individual is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

29.B.     PARTNERSHIPS:

     If the Landlord herein is a partnership or a limited liability company ("LLC"), it is understood and agreed that any claims by Tenant against Landlord shall be limited to the assets of the partnership or LLC, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners, officers, directors, shareholders or members, except to the extent of their interests in said partnership or LLC or to the extent of any guarantee provided to Landlord in connection with this Lease.

30.     GENERAL  PROVISIONS.
        -------------------
(i)     Plats  &  Riders.  Clauses,  plats  and  riders,  if  any, signed by the
        ----------------
Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.
(ii)     Waiver.  The  waiver  by  Landlord  of  any term, covenant or condition
         ------
herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge or such preceding breach at the time of the acceptance of such rent.
(iii)     Joint  Obligation.  If  there  be more than one Tenant the obligations
          -----------------
hereunder  imposed  upon  the  Tenants  shall  be  joint  and  several.
(iv)     Marginal  Headings.  The  marginal  headings  and Article titles to the
         ------------------
Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.
(v)     Time.  Time  is  of  the  essence  of this Lease and each and all of its
        ----
provisions  in  which  performance  is  a  factor.

(vi)     Successors and Assigns.  The covenants and conditions herein contained,
         ----------------------
subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereof.
(vii)     Recordation.  Tenant  shall  not  record  this  Lease  or a short form
          -----------
memorandum  hereof  without  prior  written  consent  of  the  Landlord.
(viii)     Quiet Possession.  Upon Tenant paying the rent reserved hereunder and
           ----------------
observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions  of  this  Lease.
(ix)     Prior  Agreements.  This  Lease  contains  all of the agreements of the
         -----------------
parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.
(x)     Inability  to  Perform.  This  Lease  and  the obligations of the Tenant
        ----------------------
hereunder  shall  not  be  affected  or impaired because the Tenant is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.
(xi)     Attorneys'  Fees.  In  the event of any action or proceeding brought by
         ----------------
either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.
(xii)     Sale  of  Premises  by  Landlord.  In  the  event  of  any sale of the
          --------------------------------
Building,  Landlord  shall  be  and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale. The purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.
(xiii)     Subordination, Attornment.  Upon request of the Landlord, Tenant will
           -------------------------
in writing subordinate its right hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises is a part, and to all advances made or hereafter to be made upon the security thereof.

In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, or upon a sale of the Premises by Landlord, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease. Tenant understands and agrees that Randal Ehli, a present officer of Tenant, may be the purchaser of the Premises, and thus Tenant's Landlord, under this Lease.

The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

(xiv)     Name.  Tenant  shall  not  use  the  name  of  the  Building or of the
          ----
development in which the Building is situated for any purpose other than as an address of the Business to be conducted by the Tenant in the Premises.
(xv)     Separability.  Any  provision  of  this  Lease  which shall prove to be
         ------------
invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.
(xvi)     Cumulative  Remedies.  No remedy or election hereunder shall be deemed
          --------------------
exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.
(xvii)     Choice of Law.  This Lease shall be governed by the Laws of the state
           -------------
in which the Premises are located. Venue of any action shall be in Pierce County, Washington.
(xviii)     Signs.  Tenant  shall  not  place any sign upon the Premises without
            -----
Landlord's  prior  written  consent.
 (xix)     Due Date.  Any payments or other performance due hereunder, if due on
           --------
a Saturday, Sunday, or legal holiday, shall be due on the next regular business day.

31.     TENANT  IMPROVEMENTS.
        --------------------
Landlord, at its expense, shall cause tenant improvements to occur in the leased Premises in accordance with the attached Exhibit B. Landlord estimates said improvements will be completed by June 1, 2002, weather permitting. If there is no Exhibit B attached, no tenant improvements are required of Landlord.

32.     CARPET  CLEANING.
        ----------------
Tenant is responsible for carpet cleaning. Carpet cleaning must be completed at least once a year with verification provided to Landlord.

33.     NOTICES.
        -------
Any notice, which any party hereto may desire or may be required to give to any other party shall be in writing and delivered in person or sent by certified mail, or equivalent, to the address as set forth in this Lease and to Mortgagee:
_____________________________________________________________________________;
or to such other places any party hereto may, by giving notice in writing, designate. Mortgagee, upon succeeding to the interest of Landlord under the Lease, shall not be bound by any notice given by Tenant to any prior Landlord (including Mortgagor) unless a copy of the notice was sent to Mortgagee.

34.     OPTION  TO  PURCHASE.
        --------------------

34.A. Landlord hereby grants to Tenant and to Randal Ehli an option to purchase the property that is the subject of this Lease for Two Million Eight Hundred Thousand U.S. Dollars ($2,800,000.00 USD), pursuant to the terms of an Option Agreement attached as Exhibit D hereto. This option may be exercised at any time during the option period, provided that the Optionee exercising this option is not at the time of exercise in default of any of its obligations under this Lease. Exercise of this option shall be by written notice to Landlord of the exercising Optionee's intent to exercise this option, delivered to Landlord prior to expiration of the option period. The duration of the option shall commence on June 1, 2002, and shall terminate on the earliest to occur of the following: a) midnight December 31, 2004; b) termination of this Lease; or c) the valid exercise of this option by one of the Optionees identified above, provided, that in such case the termination shall be conditioned on the first Optionee to exercise this option also successfully completing the purchase of the Property pursuant to this option and the Option Agreement, provided further, however, that the provisions of this clause (c) shall not be construed to extend the option period beyond the earliest to occur of (a) or (b) above. If neither Optionee gives written notice to Landlord of the exercise of this option on or before expiration of the Option Period, then this option shall terminate and neither Optionee shall have any further interest in or rights with respect to this option.

34.B. At any time after fifth (5th) annual anniversary of commencement date of this Lease, if Landlord desires to sell the subject property, the Landlord agrees to first offer the opportunity to purchase subject property to the Tenant by formal written notice to Tenant. If, after 60 days of good faith negotiation an agreement cannot be consummated, Landlord can offer the property to the open market to any purchaser. Upon entering into an agreement with a third party for the purchase of the subject property, Landlord may, in its sole discretion, terminate the Lease upon six (6) months prior written notice, or upon such period as is remaining in the Lease at that time, whichever is less. Upon move-out of the Tenant, Landlord will compensate the Tenant for such early termination with one (1) month of rent for each year remaining on the then-current term of the Lease (either original 10-year period or 5-year extension, as the case may be), pro-rated for any partial year remaining on the Lease. The above is the sole and only remedy of the Tenant for an early termination of the Lease pursuant to this Section. If the Tenant is the purchaser, there is no early termination payment to existing Tenant. A real estate commission of five percent of the sale price, less the amount of all prior commissions paid with respect to the Lease, and less the $4,400.00 commission previously paid with respect to the month-to-month tenancy between Landlord and Tenant preceding the Lease, shall be paid to Neil Walter Company and Insignia Kidder Mathews in equal parts at the close of sale.

35.     OPTION  TO  ASSUME  LEASE,  AND  PERSONAL  GUARANTEE
        ----------------------------------------------------
For and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord hereby grants to Randal Ehli the option to assume this Lease upon and subject to the following terms and conditions. Upon (1) the default of AbleAuctions.com under this Lease and Landlord's intent to terminate AbleAuctions.com's right to possession of the Premises, or (2) AbleAuction.com's notice of intent to assign the Lease to Randal Ehli, Landlord shall give Randal Ehli written notice of such default and intent to terminate, or intent to assign. Randal Ehli shall have ten (10) days from the receipt of such notice to give Landlord written notice of its intent to exercise its option to assume the Lease and to be bound by all obligations of Tenant thereunder. Effective upon the proper exercise of this option, Randal Ehli, or such entity as may be designated by him and in which Randal Ehli has an equity interest, shall become the Tenant under this Lease, and shall from that date forward assume and be subject to all rights and obligations of Tenant under this Lease. From and after the assumption of this Lease by Randal Ehli (or an entity designated by him and in which Randal Ehli has an equity interest), this Lease and the performance of this Lease and all of Tenant's obligations thereunder accruing after such date shall be personally guaranteed by Randal Ehli, and Randal Ehli shall provide complete and accurate financial statements, certified as such by a Certified Public Accountant, to Landlord current as of the date of such assumption, and on each anniversary date thereof, until the expiration or sooner termination of this Lease.

36.     TRAINED  SECURITY  DOGS.
        ------------------------

Tenant at its sole cost and expense may keep trained security dogs on the Premises for the purpose of providing security for the Premises. Landlord shall have no responsibility or liability of any kind whatsoever with respect to such dogs. Tenant shall defend, indemnify, and hold Landlord harmless from and against any and all claims arising out of or related to such dogs. Landlord may at any time terminate Tenant's right to keep any or all of such dogs on the Premises if Landlord receives any complaints with respect to such dogs or if Landlord in its sole and absolute discretion determines that such dogs constitute a nuisance.

     The Parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

LANDLORD:
SIMON  JOHNSON,  LLC

By: __________________
Herb  Simon,  Member

Date: ________________
Address:     c/o  Simon  Johnson,  LLC
1019  Pacific  Avenue,  Suite  1119
Tacoma,  WA  98402

STATE  OF  WASHINGTON     )
                          )  ss
County  of  Pierce        )
On this _____ day of _______________, ____, before me personally appeared HERB SIMON to me known to be the MANAGING MEMBER of the SIMON JOHNSON - FIFE, LLC, the limited liability company ("LLC") that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said LLC, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed is the seal of said LLC.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed by official seal the day and year first above written.
SUBSCRIBED  AND  SWORN  TO  before  me  this  _____ day of _____________, _____.

                         ___________________________
                         ___________________________
                         (Type/Print  Name  above)
                         Notary Public in and for the State of Washington, residing at _______.
                         My  appointment  expires:______ .


TENANT/OPTIONEE:     AbleAuctions.com  (Washington),  Inc.


By:________________________________
By:____________________________________

Tax  ID#:  ___________________________       Tax  ID#:
_______________________________
Address:  ___________________________       Address:
_______________________________
Phone:      ____________________________     Phone:
________________________________


OPTIONEE  /  ASSUMEE  /  PERSONAL  GUARANTOR:  Randal  Ehli


____________________________________
SS  #:     ______________________________     SS  #:
______________________________
Address:  ____________________________     Address:  ___________________________
Phone:         ____________________________     Phone:
___________________________

STATE  OF  WASHINGTON           )
                                )ss.
County  of  _______________     )
On  this  day  personally  appeared  _______________________________________ and
_________________________________ to me known to be the individuals described in and who executed the within and foregoing instrument and acknowledged to me that they signed the same as their free and voluntary acts and deed for the purposes therein mentioned.
SUBSCRIBED  AND  SWORN TO before me this _____ day of __________________, 20___.



                         ___________________________
                         ___________________________
                         (Type/Print  Name  above)
                         Notary Public in and for the State of Washington, residing at _______.
                         My  appointment  expires:______ .

                            SIMON JOHNSON - FIFE, LLC

                                   EXHIBIT A.1
                                LEGAL DESCRIPTION
The Premises leased by this instrument is located at 1222 - 46TH Avenue East, Fife, Washington, 98424 (the "Premises").
PARCEL  A:
---------

Lots  1  and  2  of  Pierce  County  Short  Plat  recorded January 5, 1984 under
Recording  No.  8401050179,  records  of  Pierce  County.

PARCEL  B:
----------

Beginning at the Northeast corner of the Southeast quarter of the Southwest quarter of Section 1. Township 20 North, Range 3 East, Willamette Meridian; Thence West along the North line of said subdivision 93.677 feet; Thence South parallel with the East line of said subdivision 480 feet; Thence East parallel with the North line of said subdivision 93,677 feet to the East line thereof; Thence North along the East line of said subdivision 480 feet to the point of beginning, records of Pierce County.

EXCEPT  Ward  Road  (Marti  Street).

ALSO EXCEPT that portion conveyed to the City of Fife by instrument recorded under Auditor's File No. 12584022.

PARCEL  C:
----------

Commencing at the Northeast corner of the Southeast quarter of the Southwest quarter of Section 1, Township 20 North, Range 3 East, Willamette Meridian; Thence West along the North line of said subdivision 93.677 feet to the true point 9of beginning, Thence continue West on said line 187.357 feet; Thence South parallel with the East line of said subdivision 480 feet; Thence East parallel with the North line of said subdivision 187.357 feet; Thence North parallel with the East line of said subdivision 480 feet to the point of beginning, records of Pierce County.

EXCEPT  Ward  Road  (Marti  Street).

ALSO EXCEPT that portion conveyed to the City of Fife, by instrument recorded under Auditor's File No. 2574922.

All  situate  in  the  County  of  Pierce,  State  of  Washington.

                                   EXHIBIT A.2

                                      SITE

                                    EXHIBIT B

                               TENANT IMPROVEMENTS
     The following Tenant Improvements shall be done at Landlord's expense:

1.     Repair  roof  where leaks exist at air fans (completed by Terry Manning).

2.     Replace  lights  in  large  warehouse  to  Code.

3.     HVAC  -  do  a  complete  maintenance  of  office  HVAC  sys/tem.

4. Provide Tenant Improvement allowance of $2,500.00 to replace office carpet.

5. Weather permitting, and by mutual agreement of date, seal the blacktop area.

6. Landlord and Tenant agree to share equally in the cost of replacement of Southerly loading dock well sump pump.

7. Landlord grants to tenant the permission to install wiring and warehouse area downdraft fans.

                                    EXHIBIT C

   WASHINGTON BUILDING RULES & REGULATIONS: ANY VIOLATION OF WHICH RESULTS IN A BREACH OF TENANT'S LEASE AGREEMENT WITH LANDLORD AND AMOUNTS TO DEFAULT UNDER
                                 SAID AGREEMENT.
1. Tenant shall be permitted to place and erect signs on the subject premises at its own discretion as long as said signs are in conformance with the City of Fife Municipal Code.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of Tenant's or used by them for any purpose other than for ingress and egress from the respective Premises.

3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises without providing Landlord a key copy.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein; and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it. If Tenant repairs any such damage then there shall be no default under this section.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6.     The  Building  is  a  NON-SMOKING  environment.

7. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment introduced or affixed to the Premises shall be subject to the approval of Landlord, which shall not be unreasonably withheld or delayed.

                                    EXHIBIT D
                                OPTION AGREEMENT

                                 (See Attached)
                            (iv)  OPTION AGREEMENT
                            (v)     FOR  PURCHASE  OF  REAL  PROPERTY

(vii) This Option Agreement is made and entered into by and between SimonJohnson-Fife LLC ("Seller"), and AbleAuctions.com (Washington), Inc. and Randal Ehli (both of whom individually are referred to as "Buyer", unless the context otherwise requires).

(ix) WHEREAS, Seller is the owner of real property located in Fife, Pierce County, Washington, the street address and legal description of which is contained in Section 2 below; and
(x)
(xi) WHEREAS, AbleAuctions.com (Washington), Inc. is the tenant of the real property described in Section 2 below pursuant to a Lease between Seller as Landlord and AbleAuctions.com (Washington), Inc. as Tenant entered into on the same date as this Option Agreement, and Randal Ehli is the managing officer of AbleAuctions.com (Washington), Inc. and potential assumee of the Tenant's obligations pursuant to such Lease; and
(xii)
(xiii)       WHEREAS,  Each  Buyer  wishes  to  purchase from Seller, and Seller wishes to grant to each Buyer, an option for the purchase and sale of the Property upon and subject to the terms and conditions of the option provisions and the purchase and sale provisions set forth below,
(xiv)
(xv) NOW, THEREFORE, in consideration of the terms and conditions of this Option Agreement, and the mutual promises and covenants herein, Buyer and Seller hereby agree as follows:
(xvi)
                                (xvii)    OPTION
                                          ------
(xvii)
1.     GRANT  OF  OPTION.  For and in consideration of the payment by each Buyer
       -----------------
to Seller of the Option Price and the promises and covenants herein, each Buyer hereby purchases from Seller, and Seller hereby grants to each Buyer, an option to purchase the Property described in Section 2 below for Two Million Eight Hundred Thousand U.S. Dollars ($2,800,000.00 USD) upon and subject to the terms and conditions of the option provisions and the purchase and sale provisions set forth below. Each Buyer understands and agrees that this Option Agreement establishes competing options in favor of both Buyers, and that only one of them may become the successful purchaser of the Property pursuant to the terms and conditions of this Option Agreement.
(xix)

2.     DESCRIPTION  OF  PROPERTY.  The Property is located at and commonly known
       -------------------------
as:

1222  46th  Avenue  East,  Fife,  Pierce  County,  Washington.

The  legal  description  of  the  Property  is  contained  in  Exhibit A hereto.

3.     OPTION  PERIOD.  The  duration  of  the  option shall commence on June 1,
       --------------
2002, and shall terminate on the earliest to occur of the following: a) midnight December 31, 2004; b) termination of the above-described Lease between Seller and AbleAuctions.com (Washington), Inc.; or c) the valid exercise of this option by one of the Buyers identified above, provided, that in such case the termination shall be conditioned on the first Buyer to exercise this option also successfully completing the purchase of the Property pursuant to this option, provided further, however, that the provisions of this clause (c) shall not be construed to extend the option period beyond the earliest to occur of (a) or (b) above. If neither Buyer gives written notice to Seller of Buyer's exercise of this option on or before expiration of the Option Period, then this option shall terminate and neither Buyer shall have any further interest in or rights with respect to this option.

4.     OPTION  PRICE.  The  consideration  (Option  Price)  to  be  paid  by
       -------------
AbleAuctions.com (Washington), Inc. for this option to purchase the Property is AbleAuctions.com (Washington), Inc.'s covenants under the above-described Lease between Seller and AbleAuctions.com (Washington), IncThe consideration (Option Price) to be paid by Randal Ehli to Seller for this option to purchase the Property is Thirty Thousand U.S. Dollars ($30,000.00 USD), which shall be paid by Randal Ehli to Seller in cash, cashier's check, or other immediately available funds contemporaneous with the parties' execution and delivery of this Option Agreement, and which shall be non-refundable and shall be immediately available to Seller for Seller's use. If Randal Ehli is the purchaser of the Property, then Fifteen Thousand U.S. Dollars ($15,000.00 U/SD) of the Option Price paid by Randal Ehli shall be credited against the Purchase Price of the Property. Except as expressly stated above, no part of the Option Price or other costs incurred by Buyer with respect to the Property shall be applied to or credited against the Purchase Price of the Property.

5.     BUYER'S  LICENSE  TO  ENTER  PROPERTY.
       -------------------------------------

(A)     LICENSE  TO  ENTER PROPERTY.  For the duration of this Option Agreement,
        ---------------------------
          each Buyer and its contractors, agents, servants, employees, and licensees shall have the right and permission to enter upon the Property or any part thereof at all reasonable times, without interfering with the use of the Property by Seller or any tenant then in possession of the Property, for the purpose of making any and all soil tests, surveys, and such other studies and investigations of the Property as such Buyer may desire to make, all at such Buyer's sole cost and expense. If such Buyer does not close the purchase of the Property, then the results of all tests, surveys, and other studies and investigations of the Property made by or for such Buyer, and all reports and other documents relating thereto, shall become the property of Seller at no cost to Seller.

(B)     INSURANCE.  Before  entering  the  Property  pursuant  to  this  Option
        ---------
          Agreement, and thereafter for the duration of this Option Agreement, Buyer at its sole cost and expense shall procure and maintain policies of liability insurance in the State of Washington reasonably acceptable to Seller, which are primary as to any other existing, valid and collectible insurance insuring Buyer against loss or liability caused by or in connection with the performance of this

          Option Agreement by Buyer, its agents, servants, employees, invitees, guests, contractors or subcontractors, in types and amounts not less than: (1) a Commercial General Liability Insurance Occurrence Form or equivalent, including Blanket Contractual Liability, with a minimum combined single limit of One Million Dollars ($1,000,000) each occurrence, Two Million Dollars ($2,000,000) aggregate, for Bodily Injury, Personal Injury, and Property Damage; (2) Comprehensive Automobile Liability Insurance or equivalent covering all owned, hired or otherwise operated non-owned vehicles, with a minimum combined single limit of One Million Dollars ($1,000,000) each occurrence for Bodily Injury and Property Damage; and (3) Workers' Compensation Insurance as required by law, and Employers' Liability Insurance with a minimum limit of One Million Dollars ($1,000,000) each occurrence. The policies of insurance shall name Seller and its officers, directors, agents and employees as additional insured and shall not exclude or restrict coverage based upon alleged or actual negligence of an additional insured. Buyer shall deliver to Seller a certificate of insurance and additional insured endorsements evidencing the existence of the policies and further evidencing that coverage will not be canceled or materially changed prior to forty-five (45) days' advance written notice to Seller. Subrogation against Seller shall be waived as respects all of the insurance policies set forth above (including without limitation policies of any subcontractor). Any deductible amount, which shall not exceed One Thousand Dollars ($1,000), shall be the responsibility of Buyer.

(C)     RESTORATION  OF  PROPERTY.  If  Buyer does not close the purchase of the
        -------------------------
          Property, then Buyer shall, as soon as possible and in any event within thirty (30) days from the termination of this Option Agreement, and at Buyer's sole cost and expense, restore the Property to the same physical condition it was in immediately prior to the time Buyer and its agents, employees, or contractors entered on the Property. If Buyer fails to so restore the Property, then Seller may perform the restoration work and Buyer shall reimburse Seller for the cost and expense thereof within thirty (30) days after Seller's delivery of a bill for such costs to Buyer.

(D)     INDEMNIFICATION  OF  SELLER.  Buyer  shall  indemnify  and hold harmless
        ---------------------------
          Seller from and against any mechanic's or other liens, or any other claims or encumbrances, that may be filed or asserted against the Property or Seller arising out of or related to any actions of Buyer in connection with the Property. In addition, to the fullest extent it may lawfully do so, Buyer shall indemnify and hold harmless Seller, its members, officers, agents, servants and employees, from and against any and all liability, loss, costs, and expense of whatsoever nature growing out of property damage, personal injury to, or death of persons whomsoever, where such property damage, personal injury, death, loss, destruction or damage arises in connection with or incident to the occupation or use of the Property by, or the presence thereon of, Buyer or Buyer's contractors, agents, servants, employees, or licensees prior to Closing.

(E)     SURVIVAL  OF BUYER'S OBLIGATIONS.  The obligations of Buyer set forth in
        --------------------------------
          this Section 5 shall survive any termination of this Option Agreement.


6.     EXERCISE  OF OPTION.  Buyer's exercise of this option shall be by written
       -------------------
notice personally delivered to Seller or sent by certified mail with return receipt requested to Seller at 1019 Pacific Ave, Ste 1119, Tacoma WA 98402, before the expiration of the Option Period.

                                PURCHASE AND SALE
                                -----------------

7.     PURCHASE PRICE.  The Purchase Price to be paid by Buyer to Seller for the
       --------------
Property is Two Million Eight Hundred Thousand U.S. Dollars ($2,800,000.00 USD).

8.     PAYMENT  OF  PURCHASE  PRICE.  The Purchase Price shall be paid to Seller
       ----------------------------
all in cash at closing, less any credits to which Buyer is entitled pursuant to this Option Agreement.

9.     TITLE  MATTERS.
       --------------

(A)     TITLE  BINDER.  Buyer  at  its sole expense may obtain a title insurance
        -------------
          policy commitment issued by a Title Company of Buyer's choice, describing the Property, showing all matters pertaining to the Property, listing Buyer as the prospective named insured, and showing as the policy amount the total Purchase Price. At the same time, the Title Company may also deliver to Buyer true, correct, and legible copies of all instruments referred to in such title commitment as affecting title to the Property. Such title insurance policy commitment and instruments affecting title are herein collectively referred to as the "Title Binder".

(B)     TITLE  OBJECTIONS.  If  the  Title  Binder,  survey, or any supplemental
        -----------------
          report shows any exceptions other than the Permitted Exceptions as defined below, then Buyer shall have until ten (10) days after Buyer's receipt of the Title Binder, or ten (10) days after Buyer's receipt of any supplemental report as to exceptions contained in such supplement report, whichever is later, to approve or disapprove the exceptions, in Buyer's sole and absolute discretion. If Buyer fails to give Seller notice of its disapproval of an exception set forth in the Title Binder (other than one noted in the Title Binder as an exception to be deleted at or prior to Closing upon the occurrence of certain specified events) within such period, then Buyer shall be deemed to have approved such exception (except for monetary liens attributable to Seller which Seller shall pay or cause to be satisfied at or prior to Closing).

(C)     ACTION  ON OBJECTIONS.  If Buyer disapproves any exception (other than a
        ---------------------
          Permitted Exception) appearing in the Title Binder or any supplemental report, then Buyer may: (1) provide Seller with such reasonable period or periods of time within which to remove such exceptions, in which event the Closing Date shall be extended as agreed to by Buyer and Seller to permit the removal of such exceptions, provided that Seller shall not have any obligation to remove such exceptions, and if Seller elects not to remove such exceptions or is unable to remove such exceptions before the Closing Date or any extensions thereof, then

          Buyer may proceed under (2) or (3) hereunder; (2) terminate this Option Agreement by delivery of a notice thereof to Seller and Escrow Holder, in which event all funds deposited into escrow by Buyer and all accrued interest thereon shall be disbursed by Escrow Holder to Buyer, and thereafter all of the rights and obligations of the parties under this Option Agreement and the escrow shall be null and void; or
          (3) close the purchase of the Property subject to said uncured exceptions, in which event said uncured exception shall be deemed to be Permitted Exceptions and shall be included as exceptions in the title Policy to be delivered to Buyer at Closing. Notwithstanding anything to the contrary contained herein, a lien, encumbrance, or other exception to title representing a security interest relating to an obligation to pay money and attributable to Seller shall be deemed to be disapproved and shall be removed by Seller on or before Close of Escrow.

(D)     PERMITTED  EXCEPTIONS.  As  used herein, the term "Permitted Exceptions"
        ---------------------
means:

(1) Existing building and use restrictions, easements, rights of way, reservations, conditions, covenants, and restrictions presently of record or general to the area;

(2) Building and zoning ordinances, laws, regulations, and restrictions of any municipal or other governmental authority applicable to the Property;

(3) All matters which would be apparent from an inspection of the Property or which a current and accurate survey of the Property would disclose, including without limitation encroachments or boundary disputes;

(4) All easements, encroachments, and other encumbrances that do not materially affect the value of the Property or unduly interfere with Buyer's reasonable use of the Property;

(5) All taxes and special assessments which are a lien but which are not yet due and payable or for which statements have not yet been tendered;

(6)  All  matters  created  by  Buyer;

(7)  All  other matters contained in the printed exceptions of the Title Binder;
     and

(8) All exceptions which have been approved by Buyer or which Buyer is deemed to have approved as herein provided.

10.     ESCROW.
        ------

(A)     OPENING  OF ESCROW.  Within three (3) days after Buyer's exercise of the
        ------------------
option, Buyer shall open escrow with Commonwealth Title & Escrow in Tacoma, Washington (the "Escrow Agent"), by depositing with Escrow Agent a copy of this Option Agreement together with proof of Buyer's effective exercise of the option in accordance with the option provisions set forth above, and together with Twenty Five Thousand U.S. Dollars ($25,000.00 USD) Earnest Money Deposit. The Earnest Money Deposit shall be applied to the Purchase Price at closing, but shall be non-refundable if Buyer fails to close. This Option Agreement shall become a part of the escrow and shall constitute the basic instruction of Buyer and Seller to Escrow Agent. However, both Buyer and Seller agree to execute such additional instructions and documents as are reasonably required to complete the closing of the sale of the Property in accordance with the terms and conditions of this Option Agreement. In case of conflict, this Option Agreement shall govern.

(B)     DEPOSITS INTO ESCROW.  Buyer and Seller shall deposit into Escrow, on or
        --------------------
before the Closing Date, all documents and funds necessary to carry out this Option Agreement, including the following:

(1)     DEPOSITS  BY  BUYER.  Buyer  shall  deposit  into  Escrow:  (i)  cash,
        -------------------
          cashier's check payable to Escrow Agent, wire transfer to Escrow Agent, or other immediately available funds equal to the Purchase Price for the Property, less the Earnest Money Deposit and other amounts to be applied or credited against the Purchase Price pursuant to this Option Agreement, plus the premium for any title insurance policy ordered by Buyer, plus Buyer's share of escrow fees and related charges; and (ii) the exact vesting required by Buyer for title to the Property, which shall be deposited by Buyer at least fourteen (14) days prior to the Closing Date. Buyer shall also deposit into Escrow such other documents are reasonably required to close the sale of the Property pursuant to the terms of this Option Agreement.

(2)     DEPOSITS  BY SELLER.  Seller shall deposit into Escrow:  (i) a Statutory
        -------------------
          Warranty Deed, in proper form for recording, which shall be duly executed and acknowledged so as to convey to Buyer all of the Property in accordance with the terms of this Option Agreement; (ii) a Real Estate Excise Tax Affidavit, in proper form for submission to the Pierce County Auditor, and duly executed; and (ii) an affidavit executed by Seller to the effect that as of the Close of Escrow Seller is a "United States person" as that term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986 as amended (the "Code"), and is not a foreign person as defined by the Code ("FIRPTA Affidavit"). Seller shall also deposit into Escrow such other documents are reasonably required to close the sale of the Property pursuant to the terms of this Option Agreement.

(C)     PRORATIONS.  The  following  items  shall be prorated as of the Close of
        ----------
Escrow:

(1) Real and personal property taxes and assessments with respect to the Property, and any refunds thereof;

(2) Utility charges and assessments with respect to the Property - Buyer and Seller waive the services of the Closing Agent in disbursing closing funds necessary to satisfy unpaid utility charges affecting the Property pursuant to RCW 60.80; and

(3) All charges and payments made or received, with respect to any contracts with respect to the Property which are assigned to and assumed by Buyer.

(D)     FEES  AND  COSTS.  Buyer  and Seller shall pay their own respective fees
        ----------------
and costs incurred with respect to this transaction including, without limitation, attorney fees. Notwithstanding the foregoing, Seller shall pay at closing a real estate commission of five percent (5%) of the Purchase Price, less the amount of all prior commissions paid with respect to the Lease between Seller as Landlord and AbleAuctions.com (Washington), Inc., as Tenant, and less the $4,400.00 commission previously paid with respect to the month-to-month tenancy between Seller as Landlord and AbleAuctions.com (Washington), Inc. as Tenant preceding the above-described Lease. One-half of the net commission due shall be paid to Neil Walter Company, real estate broker, and the other one-half of the net commission due shall be paid to Insignia Kidder Matthews, real estate broker. Provided, that if Randal Ehli is the purchaser of the Property, then Fifteen Thousand U.S. Dollars ($15,000.00 USD) of the net commission due shall be waived ($7,500.00 by each broker identified above), and such amount shall be credited against the Purchase Price. Buyer shall pay at closing the cost of any title insurance, the cost of recording the deed, and one-half of the escrow fees pertaining to this transaction. Seller shall pay at closing all real estate excise taxes or similar charges incident of the conveyance of title to the Property to Buyer, and the other one-half of the escrow fees pertaining to this transaction. Provided, however, that if escrow is terminated due to the failure of both parties to perform any of their respective material obligations, then the parties shall each pay one-half (1/2) of the escrow fees charged, but if escrow is terminated due to the failure of only one party to perform any of its material obligations, then such defaulting party shall pay all escrow fees charged. Such payment shall not affect any other rights between the parties.

(E)     CLOSING  DATE.  Provided  that  all  conditions set forth in this Option
        -------------
Agreement have been fulfilled or waived, this transaction shall be closed at the offices of the Escrow Agent at 11:00 a.m., local time, on or before sixty (60) days after Buyer's exercise of its option to purchase the Property (the "Closing Date"). This escrow may be extended only by a written extension agreed to and signed by both Buyer and Seller. This escrow shall be extended pursuant to Seller's request to accommodate Seller's desire to effectuate a Section 1031 exchange with respect to the Property. Other requests for extensions by Buyer or Seller for good cause shall not be unreasonably denied. Notwithstanding any other provision to the contrary, in no event shall the Closing Date be extended for more than one hundred twenty (120) days after Buyer's exercise of its option to purchase the Property. If this transaction does not close by the Closing Date as provided herein or as subsequently agreed to by the parties in writing, then escrow shall be terminated.

(F)     CLOSE  OF  ESCROW.  When all of the conditions and instructions provided
        -----------------
for herein have been satisfied and complied with, and this transaction is ready to close, then Escrow Agent shall promptly close this transaction ("Close of Escrow") and shall:

(1)  Record  the  original  Bargain  and  Sale  Deed  for  the  Property;

(2) Deliver the original bills of sale, assignments, and all other documents included in the sale of the Property to Buyer;

(3) Disburse funds on deposit in escrow to the appropriate persons in accordance with this Option Agreement; and

(4) Deliver copies of the recorded Deed, filed excise tax affidavit, final settlement statement, bills of sale, assignments, and other documents included in the sale of the Property to Buyer and to Seller.

11.     GENERAL  PROVISIONS.
        -------------------

     (A)     "AS  IS"  PURCHASE.  Except as otherwise expressly provided in this
             ------------------
Option Agreement, including Section 9 above (Title Matters), Buyer agrees that the Property is to be sold to and accepted by Buyer "as is", "where is", and "with all faults", and Seller hereby disclaims any and all warranties, and makes no representations or warranties, express or implied, of any kind to Buyer including, without limitation, warranties relating to the physical condition of the land, improvements, or any personal property, or the habitability of the land, improvements or any personal property, or their suitability for any particular purpose.

     Buyer acknowledges, covenants, represents, and warrants that: (i) Buyer is presently the tenant of the Property or an officer of the tenant of the Property and is familiar with the condition of the Property; (ii) Buyer has inspected or will inspect the Property, improvements on the Property, if any, and all matters relating thereto which Buyer desires; (iii) neither Seller nor anyone on Seller's behalf has made or is making any warranties or representations with respect  to  the  Property,  and  Seller  expressly  disclaims any warranties or representations concerning the accuracy or completeness of any of the disclosures made to Buyer with respect to the Property; (iv) Buyer is relying solely on Buyer's own investigation of the Property and all matters pertaining thereto, including but not limited to the environmental condition of the Property; and (v) except as expressly set forth herein, Buyer is purchasing the Property "as is", "where is", and "with all faults".

     Buyer further acknowledges and agrees that, notwithstanding anything in this Option Agreement to the contrary, in no event shall Seller be liable for any special, indirect, or consequential damages, including but not limited to claims for loss of use, rents, anticipated profit or business opportunity, business interruption, diminution in value, or mental or emotional distress or fear of injury or disease arising out of or in any way related to the Property.

BUYER'S  INITIALS  _________     SELLER'S  INITIALS  _________

(B)     NO AGENCY OR PARTNERSHIP.  Buyer and Seller agree that nothing contained
        ------------------------
herein shall be construed to create the relationship of principal and agent, partnership, joint venture, or any other form of legal association which would impose liability upon one party for the act or failure to act of another party.

(C)     AMENDMENT  OR  MODIFICATION.  No  amendment,  modification, or change of
        ---------------------------
this Option Agreement shall be valid unless made in writing and signed by the parties hereto.

(D)     ASSIGNMENT.  This Option Agreement shall be personal to Buyer, and Buyer
        ----------
shall not assign, agree to assign, offer to assign, or solicit offers for the purchase of, Buyer's interest in or rights to purchase the Property, except to an LLC or other entity in which Buyer holds an equity interest, without first obtaining written approval from Seller, which approval shall not be unreasonably withheld. In addition, upon the death or termination of either or both Buyers, Buyer's interest in or rights to purchase the Property shall terminate. Except as expressly permitted above, any assignment, agreement, offer, or solicitation by Buyer to any person or entity without Seller's written approval shall constitute a default under this Option Agreement and shall terminate and void this Option Agreement and any escrow pursuant hereto. No written consent by Seller hereunder shall be deemed a waiver by Seller of any of the provisions hereof except to the extent expressly provided in such consent. Seller shall be permitted, without Buyer's consent, to assign its rights and obligations hereunder to an exchange facilitator if Seller elects to effect a 1031 exchange with respect to the Property.

(E)     FURTHER  ASSURANCES.  Each  of the parties shall execute and deliver any
        -------------------
and all additional papers, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of its obligations hereunder in good faith, to carry out the intent of the parties herein.

(F)     AUTHORITY.  Each  of  the  signatories  hereto  hereby  represents  and
        ---------
warrants that he or she has the right, power, legal capacity, and authority to enter into this Option Agreement and to bind the entity he or she represents to this Option Agreement and the obligations hereunder.

(G)     BROKERS'  COMMISSIONS.  Buyer  has  utilized  the  services  of Insignia
        ---------------------
Kidder Matthews, real estate brokerage, on this transaction. Seller has utilized the services of Neil Walter Company, real estate brokerage, on this transaction. Upon the closing of Buyer's purchase of the Property, Seller shall pay a real estate commission as stated in Section 10(d) above.

(H)     COUNTERPARTS.  This  Option  Agreement  may  be  executed  in  several
        ------------
counterparts, and all counterparts so executed shall constitute one Option Agreement binding on the parties.

(I)     ESCROW  AGENT.  The  funds deposited into escrow and all interest earned
        -------------
thereon shall be disbursed by the Escrow Agent to the party ultimately entitled to receive same pursuant to the terms and conditions of this Option Agreement. Escrow Agent has executed this Option Agreement to indicate its agreement to comply with each of the obligations imposed on it hereunder and to acknowledge that it is aware that in entering into this Option Agreement both Buyer and Seller are relying on Escrow Agent's agreement so to comply. All parties hereby indemnify and hold the Escrow Agent harmless from any loss, liability or expense incurred by Escrow Agent hereunder except for willful violation by Escrow Agent of this Option Agreement. In the event Escrow Agent becomes uncertain at any time of the proper disposition of any funds or documents it may be holding hereunder, it may interplead the same with a court of competent jurisdiction and abide by such court's direction. Escrow Agent shall file all tax reporting documents required to be filed in connection with the transaction described herein.

(J)     EXHIBITS.  All  exhibits  attached  hereto  are  incorporated  herein by
        --------
reference.

(K)     EXTENSIONS  FOR  BENEFIT  OF  BUYER OR SELLER.  Should any dates of this
        ---------------------------------------------
Option Agreement be extended for the benefit of Buyer or Seller to meet any obligations under this Option Agreement (including, but not limited to, any time beyond the title review period needed for the curing of title defects), then all dates of this Option Agreement shall be extended by an equal number of days.

(L)     HEADINGS.  The  captions  and  paragraph  headings  used  in this Option
        --------
Agreement are inserted for convenience of reference only and are not intended to define, limit or affect the interpreta-tion or construction of any term or provision hereof.

(M)     NO  OTHER  INDUCEMENTS.  The  execution  and  delivery  of  this  Option
        ----------------------
Agreement by the parties hereto has been induced by no statements, representations, warranties, or agreements other than those expressed herein.

(N)     INTEGRATION.  This Option Agreement constitutes the entire understanding
        -----------
and agreement of the parties with respect to its subject matter, and any and all other agreements, understandings, or representations with respect thereto are of no force or effect.

(O)     INTERPRETATION.  The provisions of this Option Agreement were negotiated
        --------------
by the parties hereto, each of whom was represented by legal counsel. Each party participated in the preparation of this Option Agreement and reviewed this Option Agreement. No particular provision shall be deemed to have been drafted by any particular party, and no question of interpretation shall be resolved by any rule of interpretation providing for interpretation against a drafting party.

(P)     NOTICES.  Any  and  all  notices,  requests,  approvals,  or  other
        -------
communications required or desired to be given hereunder (collectively, "notice") shall be in writing and shall be validly given or made if: (i) personally served; (ii) sent by certified, registered, or express mail with postage prepaid thereon and return receipt requested; or (iii) sent by facsimile transmission with transmission and receipt confirmed and the original sent by certified, registered, or express mail with postage prepaid thereon and return receipt requested. Notice shall be deemed given (i) at the time of personal service; (ii) seventy two (72) hours after mailing; or (iii) twenty four (24) hours after fax transmission. Notice shall be effective and deemed given only if properly addressed to the party to whom such notice is to be given as follows:

     TO  SELLER:

     SIMON JOHNSON-FIFE  LLC
     1019 PACIFIC AVE, STE 1119
     TACOMA  WA  98402
     FAX:  (253)  272-6226
     Phone:  (253)  272-4499

     WITH  A  COPY  TO  SELLER'S  ATTORNEYS:

     ROBERT  I.  GOODSTEIN
     RALPH  U.  KLOSE
     GOODSTEIN  LAW  GROUP  PLLC
     625  COMMERCE  ST  #340
     TACOMA  WA  98402
     FAX:  (253)  779-4411
     Phone:  (253)  779-4000

     TO  BUYER:

     AbleAuctions.com  (Washington),  Inc.
     ____________________________
     ____________________________
     Fax:  ________________________
     Phone:  ______________________

                   or

     Randal  Ehli
     ____________________________
     ____________________________
     Fax:  ________________________
     Phone:  ______________________

     WITH  A  COPY  TO  BUYER'S  ATTORNEY:




     Fax:
     Phone:

     AND  WITH  A  COPY  TO  BUYER'S  AGENT:





     Fax:
     Phone:

     TO  ESCROW  AGENT:

     Commonwealth  Title  &  Escrow
     _________________________
     __________________________
     Attn:  _____________________
     Fax:  ______________________
     Phone:  ____________________

     Any party may change its address for the purpose of receiving notices as herein provided by a written notice given to the other parties hereto.

(Q)     POSSESSION.  Buyer  shall be entitled to possession of the Property upon
        ----------
Close  of  Escrow.

(R)     SUCCESSORS  AND  ASSIGNS.  Subject  to  the  provisions of Section 11(d)
        ------------------------
above, this Option Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors, and assigns.

(S)     SURVIVAL.  All agreements, covenants, representations, and warranties of
        --------
the parties contained in this Option Agreement or in any other document provided for herein shall survive the Close of Escrow and the delivery of any deed.

(T)     NO  THIRD  PARTY  BENEFICIARIES.  Except  as  expressly provided in this
        -------------------------------
Option Agreement, nothing in this Option Agreement is intended to confer any rights or remedies under or by reason of this Option Agreement on any person other than the parties to it and their respective successors and assigns, if any, nor shall any provision give any third parties any right of subrogation or action against any party to this Option Agreement.

(U)     TIME.  Time  is  of  the  essence  of  each  provision  of  this  Option
        ----
Agreement.

(V)     WAIVER.  No  waiver  shall be effective against a party unless set forth
        ------
in writing and signed by the party charged with making the waiver. No waiver of any provision of this Option Agreement shall constitute a waiver of any other provision of this Option Agreement, whether or not similar, nor shall any waiver constitute a waiver of any preceding, succeeding, or continuing occurrence or condition, unless expressly stated in the waiver.

(W)     APPLICABLE LAW.  This Option Agreement shall be governed in all respects
        --------------
by  the  laws  of  the  State  of  Washington.

(X)     ATTORNEY  FEES.  In  any  legal  action or proceeding, including but not
        --------------
limited to arbitration, brought to enforce this Option Agreement, to declare the rights and duties under this Option Agreement, or to resolve a dispute, breach, or default in connection with any of the provisions of this Option Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs, including expert witness fees, incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

(Y)     COOPERATION  WITH  1031  EXCHANGE.  Seller  or  some  or  all members of
        ---------------------------------
Seller may desire to engage in a 1031 exchange with regard to the Property. Buyer shall cooperate with Seller or any members of Seller in effectuating a 1031 exchange with respect to the Property, provided that any additional fees or costs incurred as a result of a 1031 exchange shall be paid by Seller or such members of Seller engaging in such 1031 exchange.

     IN WITNESS WHEREOF, the parties have set their hands as of this day and year.


"BUYER"

      "BUYER"

ABLEAUCTIONS.COM  (WASHINGTON),  INC.          RANDAL  EHLI


_______________________________          _____________________________
BY:  RANDAL  EHLI,  ________________          RANDAL  EHLI
DATE:__________________________          DATE:________________________


"SELLER"

SIMONJOHNSON-FIFE  LLC


________________________________
BY:  HERB  SIMON,  MANAGING  MEMBER
DATE:___________________________




STATE  OF  WASHINGTON     )
                          )  ss.
COUNTY  OF  PIERCE        )

     I certify that I know or have satisfactory evidence that Randal Ehli is the person who appeared before me, and said person acknowledged that he signed this instrument on behalf of AbleAuctions.com (Washington), Inc. and on behalf of himself individually, on oath stated that he was authorized to execute the instrument and acknowledged it to be the free and voluntary act of such parties for the uses and purposes mentioned in the instrument.

     Dated:  May  ___,  2002.

                              __________________________________________
                              Printed  Name:______________________________
                              Notary Public in and for the State of ____________ Residing at ________________________________
                              My  appointment  expires:  _____________________

STATE  OF  WASHINGTON     )
                          )  ss.
COUNTY  OF  PIERCE        )

     I certify that I know or have satisfactory evidence that Herb Simon is the person who appeared before me, and said person acknowledged that s/he signed this instrument, on oath stated that she was authorized to execute the instrument and acknowledged it as the managing member of SimonJohnson-Fife LLC to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated:  May  ___,  2002.

                              __________________________________________
                              Printed  Name:______________________________
                              Notary Public in and for the State of ____________ Residing at ________________________________
                              My  appointment  expires:_____________________





__________________________________
AGREES  TO  PERFORM  AS  ESCROW
AGENT  IN  ACCORDANCE  WITH  THE
TERMS  AND  CONDITIONS  OF  THIS
OPTION  AGREEMENT.


By:_______________________________
      Authorized  Agent



The undersigned agree to the provisions regarding commissions stated in this Option Agreement, which shall supersede all other agreements regarding commissions to the extent inconsistent herewith.

Insignia  Kidder  Mathews          Neil  Walter  Company


By: _____________________          By: ____________________
Date: ___________________          Date: __________________